UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  August 4, 2017

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On August 4, 2017, NextEra Energy Partners, LP (NEP) and its general partner implemented the previously disclosed governance changes that were described in NEP’s definitive information statement (Information Statement) filed with the Securities and Exchange Commission (SEC) on July 12, 2017. The governance changes and related amendments (Governance Changes) were effected through the entry by NEP and its general partner into the Second Amended and Restated Agreement of Limited Partnership of NEP, dated as of August 4, 2017 (NEP Partnership Agreement).

The Governance Changes included establishing a board of directors at NEP (NEP Board). Pursuant to the NEP Partnership Agreement, NextEra Energy Partners GP, Inc., the general partner of NEP (NEP GP), delegated substantially all management power and authority over NEP’s business and affairs to the NEP Board, except for certain limited protective powers and consent rights set forth in the NEP Partnership Agreement and described in the Information Statement.

As of August 4, 2017, the NEP Board consists of seven directors, all of whom were designated under the NEP Partnership Agreement. Starting with the 2017 Annual Meeting of Limited Partners of NEP (2017 Annual Meeting), three of the NEP Board members will be appointed by NEP GP (GP Appointed Directors) and the other four members will be elected by the limited partners of NEP (LP Elected Directors), which includes holders of special voting units of NEP and of any preferred units voting together with holders of NEP common units, with preferred units voting as if they were converted into common units of NEP. The directors elected at the 2017 Annual Meeting will serve, commencing on January 1, 2018, until the earlier of their death, resignation, removal or disqualification or until their successors have been elected and qualified.
On August 4, 2017, NEP and its subsidiaries also entered into the Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, the Second Amended and Restated Management Services Agreement and the NextEra Energy Resources, LLC Right of First Refusal Agreement, each substantially in the form described in the Information Statement and attached as exhibits thereto. Conforming amendments to certain of NEP and its subsidiaries’ other agreements and governance policies were also entered into to reflect the Governance Changes.

Set forth below are responses to the applicable Items of Form 8-K that are implicated by the Governance Changes and related actions. Where applicable, the response to a given Item is incorporated by reference from the relevant description of the applicable matter that was included in the Information Statement, relevant portions of which are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4 and incorporated by reference herein. Defined terms used in such sections of the Information Statement and not defined therein are used as defined herein or as defined in Exhibit 99.5 hereto.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
The Explanatory Note and the information set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 hereto are incorporated by reference herein and qualified in their entirety by the text of the relevant agreements, which are included as Exhibits 3.1, 10.1, 10.2 and 10.3 hereto and incorporated by reference herein.

SECTION 3 - SECURITIES AND TRADING MARKETS
Item 3.03 Material Modification to Rights of Security Holders

The Explanatory Note and the information set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 hereto are incorporated by reference herein and qualified in their entirety by the text of the relevant agreements, which are included as Exhibits 3.1, 10.1, 10.2 and 10.3 hereto and incorporated by reference herein.

As previously disclosed in NEP's Current Report on Form 8-K filed with the SEC on June 22, 2017 (Purchase Agreement Form 8-K), NEP entered in a Series A Preferred Unit Purchase Agreement, dated June 20, 2017 (as amended, purchase agreement), with the purchasers specified therein pursuant to which NEP agreed to issue and sell $550 million of its Series A convertible preferred units representing limited partnership interests in NEP (preferred units) on or before December 31, 2017.
On August 4, 2017, NEP established the terms of the preferred units upon execution of the NEP Partnership Agreement.
The general effect of the issuance of the preferred units upon the rights of the holders of the common units of NEP is described in the Explanatory Note and Item 5.03 hereof, which descriptions are incorporated by reference herein.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.01 Changes in Control of Registrant
The Explanatory Note and the information set forth in Exhibit 99.1 hereto are incorporated by reference herein and qualified in their entirety by the text of the NEP Partnership Agreement, which is included as Exhibit 3.1 hereto and incorporated by reference herein.
As of August 4, 2017, the NEP Board consists of seven directors, all of whom were designated under the NEP Partnership Agreement. Starting with the 2017 Annual Meeting, three of the NEP Board members will be GP Appointed Directors and the other four members will be LP Elected Directors. The directors elected at the 2017 Annual Meeting will serve, commencing January 1, 2018, until the earlier of their death, resignation, removal or disqualification or until their successors have been elected and qualified.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Explanatory Note is incorporated by reference herein.
The individuals serving as the directors and executive officers of NEP GP prior to the Governance Changes will continue to serve as the directors and executive officers of NEP, with the exception of Charles E. Sieving, general counsel of NEP, who has resigned effective August 4, 2017 to facilitate the Governance Changes. There have been no changes in the compensatory or other arrangements with the NEP directors as a result of the Governance Changes.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The Explanatory Note and the information set forth in Exhibit 99.1 hereto are incorporated by reference herein and qualified in their entirety by the text of the NEP Partnership Agreement, which is included as Exhibit 3.1 and is incorporated by reference herein.
In conjunction with the Governance Changes, on August 4, 2017 the NEP Partnership Agreement established the rights, preferences, privileges and other terms relating to the preferred units (see primarily Section 5.8 of the NEP Partnership Agreement). A summary of the rights, preferences, privileges and other terms of the preferred units is set forth in the Purchase Agreement Form 8-K and incorporated by reference herein.

Item 5.08 Shareholder Director Nominations
On August 4, 2017, the NEP Board established December 21, 2017 as the date for the NEP 2017 Annual Meeting. In accordance with the NEP Partnership Agreement, holders of common units of NEP (Eligible Holders) that wish to submit the name of a qualified director nominee for inclusion in NEP’s proxy statement for the 2017 Annual Meeting or submit proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), may do so in compliance with the following procedures: (i) notice of a proxy access nominee must be received by W. Scott Seeley, NEP’s Corporate Secretary, at 700 Universe Boulevard, Juno Beach, Florida 33408 no later than September 22, 2017 and no earlier than August 23, 2017; and (ii) proposals submitted for inclusion in NEP’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by W. Scott Seeley, NEP's Corporate Secretary, at 700 Universe Boulevard, Juno Beach, Florida 33408 no later than September 22, 2017 and no earlier than August 23, 2017. Such notice of proxy access nominees and Rule 14a-8 proposals for the 2017 Annual Meeting may be made by personal delivery or by facsimile (561-691-7702) or sent by U.S. certified mail. Eligible Holders who wish to submit nominees or proposals will be required to satisfy the requirements set forth in the NEP Partnership Agreement or Rule 14a-8, respectively.

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events
In connection with the Governance Changes as well as other matters, NEP updated and restated its risk factors (Updated Risk Factors) included in Part I, Item 1 of its Annual Report on Form 10-K for the year ended December 31, 2016 and in Part II, Item 1A of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. The Updated Risk Factors are set forth in Exhibit 99.6 hereto and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, dated as of August 4, 2017
10.1	Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, dated as of August 4, 2017
10.2
Second Amended and Restated Management Services Agreement, dated as of August 4, 2017, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners GP, LLC, NextEra Energy Operating Partners, LP, and NextEra Energy Management Partners, LP

10.3	Right of First Refusal Agreement, dated as of August 4, 2017, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners, LP, and NextEra Energy Resources, LLC
99.1	Summary of changes made in the Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, dated as of August 4, 2017
99.2	Summary of changes made in the Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, dated as of August 4, 2017
99.3
Summary of changes made in the Second Amended and Restated Management Services Agreement, dated as of August 4, 2017, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners GP, LLC, NextEra Energy Operating Partners, LP, and NextEra Energy Management Partners, LP

99.4
Summary of the terms and conditions of the Right of First Refusal Agreement, dated as of August 4, 2017, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners, LP, and NextEra Energy Resources, LLC

99.5	Select Definitions for purposes of Exhibits 99.1, 99.2, 99.3 and 99.4
99.6	Risk Factors, amended and restated as of August 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 7, 2017

NEXTERA ENERGY PARTNERS, LP
(Registrant)

TERRELL KIRK CREWS, II
Terrell Kirk Crews, II Controller and Chief Accounting Officer

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